UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                             ----------------------

                                    FORM  8-K

                                 CURRENT  REPORT

 Pursuant  to  section  13  or  15(d)  of  the  Securities  Exchange Act of 1934

                        Date  of  Report:  May 28,  2004
                       (Date  of  earliest  event  reported)

                                  NEWAVE,  INC.
             (Exact  name  of  Registrant  as  specified  in  its  charter)
                             ----------------------

          Utah                    333-34308               87-0520575
------------------------  ------------------------       -----------
   (State or             (Commission File Number)      (IRS Employer
 other  jurisdiction                                 Identification No.)
  of incorporation)

                            404 East 1st Street #1345
                              Long Beach, CA 90802
                              --------------------

           (Address  of  principal  executive  offices)  (Zip  Code)

Registrant's  telephone  number,  including  area  code  (562)  983-5331

ITEM  12.   Results  of  Operations  and  Financial  Condition

On May 28, 2004, we issued a press release to report our financial results for the first quarter ended March 31, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS


(c)  Exhibits:

 99.1  Press  Release  dated  May  28,  2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NEWAVE,  INC.
                                               -------------
                                                Registrant


Date:  June 1,  2004                 By:/s/ Michael Hill
                                    -------------------------
                                    Michael  Hill
                                    Chief Executive  Officer  and  Director